Exhibit 10.1

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of October 9, 2018, (the “Effective Date”) is by and among NCS Multistage Holdings, Inc., a Delaware corporation (the “Parent”), Pioneer Intermediate, Inc., a Delaware corporation (the “Intermediate Parent”), Pioneer Investment, Inc., a Delaware corporation (the “US Borrower”), NCS Multistage Inc., a corporation incorporated pursuant to the laws of the Province of Alberta, Canada (the “Canadian Borrower” and together with the US Borrower, the “Borrowers”), the subsidiaries of the US Borrower party hereto (together with the Parent and the Intermediate Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, Wells Fargo Bank, National Association, as US administrative agent (in such capacity, the “US Administrative Agent”) for the Lenders, Swing Line Lender, and Issuing Lender, Wells Fargo Bank, National Association, Canadian Branch, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the US Administrative Agent, the “Administrative Agents”) for the Lenders, and each other Person party hereto.

RECITALS

A.    The Parent, the Intermediate Parent, the Borrowers, the US Administrative Agent, the Canadian Administrative Agent, the Swing Line Lender, the Issuing Lender, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of May 4, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.    The Borrowers have requested that the Majority Lenders amend the Credit Agreement to permit certain Restricted Payments.

C.    The Majority Lenders are willing to amend the Credit Agreement to permit certain Restricted Payments as provided herein and subject to the terms and conditions set forth herein.

Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.    Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation”.  Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.    Amendment to Credit Agreement.  Section 6.8 (Restricted Payments) of the Credit Agreement is hereby amended by replacing clause (g) therein in its entirety with the following:

(g)  any Restricted Entity may make (i) cash Restricted Payments to or on behalf of the Parent (or any direct or indirect parent thereof) in an amount not to exceed $10,000,000 in the aggregate per fiscal year so long as (x) such funds are applied by the Parent (or such direct or indirect parent thereof) to purchase or repurchase the Equity Interests of the Parent (or of such direct or indirect parent thereof), and (y) no Default exists or would result therefrom; and (ii) Restricted Payments in the form of Equity Interests of the Parent made to effect the Investment permitted under Section 6.3(u); and

Section 4.    Representations and Warranties.  Each Credit Party hereby represents and warrants that:

(a)    after giving effect to this Agreement, the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on the Effective Date, except that any representation and warranty which by its terms is made as of a specified date in which case such representation and warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such specified date;

(b)    no Default or Event of Default has occurred and is continuing;

(c)    the execution, delivery and performance of this Agreement by such Credit Party are within its corporate or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate or limited liability company action, as applicable;

(d)    this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws at the time in effect affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;

(e)    there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and

(f)    as of the Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Credit Document.

Section 5.    Conditions to Effectiveness.    The amendments set forth in Section 3 shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a)    The Administrative Agents shall have received this Agreement executed by duly authorized officers of the Parent, the Borrowers, the Guarantors, the Administrative Agents, and the Majority Lenders;

(b)    The Borrower shall have paid all fees and expenses of the Administrative Agents’ outside legal counsel pursuant to all invoices presented for payment at least one Business Day prior to the Effective Date.

Section 6.    Acknowledgments and Agreements.

(a)    Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b)    Each Credit Party, the US Administrative Agent, the Canadian Administrative Agent, the Issuing Lender, the Swing Line Lender and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), and acknowledges and agrees that the Amended Credit Agreement is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Amended Credit Agreement, the Guaranty, and the other Credit Documents, are not impaired in any respect by this Agreement.

(c)    Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the US Administrative Agent, the Canadian Administrative Agent, or any Lender with respect to the Credit Documents, or (iv) the rights of the US Administrative Agent, the Canadian Administrative Agent, any Issuing Lender, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Credit Documents.

(d)    From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents, as amended by this Agreement.  This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

Section 7.    Reaffirmation of Security Documents.  Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 8.    Reaffirmation of the Guaranty.  Each US Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the US Guaranteed Obligations (as defined in the Guaranty), as such US Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such US Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 9.    Counterparts.  This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.    Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 12.    Governing Law.  This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 13.    Entire Agreement. This Agreement, the AMENDED CREDIT AGREEMENT and the other CREDIT Documents REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, This Agreement, the Credit Agreement as amended by this Agreement, and the other CREDIT Documents MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN EXECUTING THIS AGREEMENT, EACH PARTY HERETO HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR

REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

US BORROWER:

PIONEER INVESTMENT, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

CANADIAN BORROWER:

NCS MULTISTAGE INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

PARENT:

NCS MULTISTAGE HOLDINGS, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

INTERMEDIATE PARENT:

PIONEER INTERMEDIATE, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

OTHER GUARANTORS:

PIONEER NCS ENERGY HOLDCO, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

[Signature Page to NCS Amendment No. 3]

NCS MULTISTAGE, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

SPECTRUM TRACER SERVICES, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

STS LOGISTICS AND ANALYTICS LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

STS TRACER SERVICES LTD.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer and Treasurer

[Signature Page to NCS Amendment No. 3]

ADMINISTRATIVE AGENTS/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as US Administrative Agent, the Issuing Lender, Swing Line Lender, and a US Facility Lender

By:	/s/ Maxwell J. Felts
Name:	Maxwell J. Felts
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, CANADIAN BRANCH
as Canadian Administrative Agent and a Canadian Facility Lender

By:	/s/ Lindy Couillard
Name:	Lindy Couillard
Title:	Director

[SIGNATURE PAGE TO NCS AMENDMENT NO. 3]

JPMORGAN CHASE BANK, N.A., as a US Facility Lender

By:	/s/ Ryan Aman
Name:	Ryan Aman
Title:	Authorized Officer

[SIGNATURE PAGE TO NCS AMENDMENT NO. 3]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Facility Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

[SIGNATURE PAGE TO NCS AMENDMENT NO. 3]

HSBC BANK CANADA, as a US Facility Lender

By:	/s/ Sean Cochrane
Name:	Sean Cochrane
Title:	Assistant Vice President Corporate Banking

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President Energy Financing

[SIGNATURE PAGE TO NCS AMENDMENT NO. 3]

HSBC BANK CANADA, as a Canadian Facility Lender

By:	/s/ Sean Cochrane
Name:	Sean Cochrane
Title:	Assistant Vice President Corporate Banking

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President Energy Financing

[SIGNATURE PAGE TO NCS AMENDMENT NO. 3]